SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 6, 2005 (May 5, 2005)

                              COMFORCE Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                                1-6081                               36-2262248
               --------                                ------                               ----------
    (State or other jurisdiction of           (Commission File Number)                    (IRS Employer
            incorporation)                                                               Identification No.)

415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York             11797
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:      (516) 437-3300

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 5, 2005, COMFORCE Corporation issued a press release announcing its financial results for the three months ended March 27, 2005. A copy of the press release is attached as Exhibit 99.1 hereto.

The Information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1     Press release issued May 5, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMFORCE Corporation

By: /s/ Harry V. Maccarrone
   ------------------------
     Harry V. Maccarrone
     Executive Vice President and Chief Financial Officer


Dated: May 5, 2005

                                  EXHIBIT INDEX

Item          Description
99.1          Press release issued May 5, 2005